BRITISH

COLUMBIA

Cynthia G. Avelino, Director & Secretary

Seabridge Gold Inc.

CERTIFICATE

OF
CHANGE OF NAME

COMPANY ACT
I Hereby Certify that

SEABRIDGE RESOURCES INC.

has this day changed its name to
SEABRIDGE GOLD INC.

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA
CANADA

Certified true copy dated this 3rd day of July, 2002

/s/

Cynthia G. Avelino, Director & Secretary

Seabridge Gold Inc.

Certificate of

Incorporation No. 197005

COMPANY ACT

The following special resolutions were passed by the undermentioned company on the date stated:

Name of Company:

SEABRIDGE RESOURCES INC.

Date of Resolution:

June 4, 2002

Resolutions:

RESOLVED as special resolution that:

1.

The name of the Company be changed from "Seabridge Resources Inc." to "Seabridge Gold Inc." or to such other name as determined upon by the directors and acceptable to the Registrar of Companies for British Columbia and the TSX Venture Exchange.

2.

Paragraph 1 of the Memorandum of the Company be altered to read as follows:

"1.

The name of the Company is Seabridge Gold Inc."

and the Memorandum of the Company as altered be in a form attached hereto as Schedule "A"."

Certified a true copy the 17th day of June, 2002.

Director & Secretary

(Relationship to Company)

NUMBER: 197005

BRITISH

Certified true copy dated this 3rd day of

 COLUMBIA

 July, 2002

/s/

Cynthia G. Avelino, Director & Secretary

       Seabridge Gold Inc.

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

I Hereby Certify that

SEABRIDGE RESOURCES INC.

has this day changed its name to

SEABRIDGE GOLD INC.

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA
CANADA /s/

Cynthia G. Avelino, Director & Secretary Seabridge Gold Inc.

Certificate of

Incorporation No. 197005

COMPANY ACT

The following special resolutions were passed by the undermentioned company on the date stated:

Name of Company:

SEABRIDGE RESOURCES INC.

Date of Resolution:

June 4, 2002

Resolutions:

RESOLVED as special resolution that:

1.

The name of the Company be changed from "Seabridge Resources Inc." to "Seabridge Gold Inc." or to such other name as determined upon by the directors and acceptable to the Registrar of Companies for British Columbia and the TSX Venture Exchange.

2.

Paragraph 1 of the Memorandum of the Company be altered to read as follows:

"1.

The name of the Company is Seabridge Gold Inc."

and the Memorandum of the Company as altered be in a form attached hereto as Schedule "A"."

Certified a true copy the 17th day of June, 2002.

Director & Secretary

(Relationship to Company)

SCHEDULE A

FORM 1 (Section 5)

COMPANY ACT

ALTERED MEMORANDUM
(as altered by Special Resolution dated June 4, 2002)

1.

The name of the company is Seabridge Gold Inc.

2.

The authorized capital of the company consists of 100,000,000 (ONE HUNDRED MILLION) common shares without par value.

3.

CERTIFICATE

                                 OF

CHANGE OF NAME

COMPANY ACT

I Hereby Certify that

DRAGOON RESOURCES LTD.

has this day changed its name to

SEABRIDGE RESOURCES INC.

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA
CANADA

FROM 21
(Section 371)

Certificate of Incorporation No. 197005

Certified true copy dated this 3rd day of July, 2002

COMPANY ACT

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company:

DRAGOON RESOURCES LTD.

Date resolutions passed:

February 13, 1998

Resolutions:

RESOLVED as special resolutions that:

1.

The authorized capital of the Company be increased from 10,000,000 shares without par value, of which 2,114,866 shares are issued, to 100,000,000 shares without par value, of which 2,114,866 shares are issued, all shares issued and unissued ranking pari passu; and

2.

paragraph 2 of the Memorandum of the Company be altered to read:

"2.

the authorized capital of the Company consists of 100,000,000 Common Shares without par value."

3.

The Memorandum of the Company be altered by changing the name of the Company from "Dragoon Resources Ltd." to "Seabridge Resources Inc.", or other such name as may be approved by the Vancouver Stock Exchange and the Registrar of Companies; and

4.

The Memorandum of the Company be altered in the form of Schedule "A" attached hereto so that the Memorandum of the Company as altered shall at the time of filing comply with the Company Act.

5.

Certified a true copy the 14th day of May, 1998.

SCHEDULE "A"
FORM 1 (Section 5)
COMPANY ACT

ALTERED MEMORANDUM
(as Altered by Special Resolution dated February 13, 1998)

1.

The name of the Company is "Seabridge Resources Inc."

2.

The authorized capital of the Company consists of 100,000,000 Common shares without par value.

3.

I HEREBY CERTIFY THAT THESE ARE

COPIES OF DOCUMENTS FILED WITH THE REGISTRAR OF COMPANIES ON

JAN 10 1990

FORM 21

/s/

(Section 371)

ASSISTANT DEPUTY REGISTRAR OF  COMPANIES

FOR THE PROVINCE OF BRITISH COLUMBIA

PROVINCE OF BRITISH COLUMBIA

Certificate of Incorporation No. 197005

Certified true copy dated this 3i d day of COMPANY ACT

July, 2002

SPECIAL RESOLUTION

/s/

Cynthia G. Avelino, Director & Secretary Seabridge Gold Inc.

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: DRAGOON RESOURCES LTD. Date resolution passed: JANUARY 5, 1990 Resolution:

"RESOLVED as a Special Resolution that:

(a)

the authorized capital of the Company be increased from 10,000,000 Common shares without par value to 100,000,000 Common shares without par value;

(b)

the Memorandum of the Company be altered to reflect the increase of share capital of the Company so that it shall be in the form set out in Schedule "A" attached hereto."

CERTIFIED a true copy this 8th day of January, 1990.

(Signature)  /s/

(Relationship to Company) Solicitor

SCHEDULE "A"

FORM 1 (Section 5)

COMPANY ACT

ALTERED MEMORANDUM

(as Altered by Special Resolution dated January 5, 1990)

1.

The name of the Company is "DRAGOON RESOURCES LTD."

2.

The authorized capital of the Company consists of 100,000,000 Common shares without par value.

3.

NUMBER

197005

Certified true copy dated this 3rd  day of

July, 2002

/s/

Cynthia G. Avelino, Director & Secretary Seabridge Gold Inc.

Province of British Columbia

 Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

Certificate

I HEREBY CERTIFY THAT

CHOPPER MINES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

DRAGOON RESOURCES LTD.

Form 21

(Section 371)

PROVINCE OF BRITISH COLUMBIA

COMPANY ACT

SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

NAME OF COMPANY:

CHOPPER MINES LTD.

DATE RESOLUTION PASSED:

August 3, 1984 RESOLUTION:

"UPON MOTION IT WAS RESOLVED, as a special resolution that the name of the Company be changed from Chopper Mines Ltd. to Dragoon Resources Ltd. and that the Memorandum of the Company be altered accordingly;

"UPON MOTION IT WAS RESOLVED, as a special resolution that the authorized capital of the Company be altered by consolidating the authorized capital divided into 9,910,000 shares without par value of which 3,197,604 shares are issued into an authorized capital divided into 1,982,000 shares without par value of which 639,520-4/5 are issued;

"UPON MOTION IT WAS RESOLVED, as a special resolution that the authorized capital of the Company be further altered by increasing it from 1,982,000 to 10,000,000 common shares without par value;

"UPON MOTION IT WAS RESOLVED, as a special resolution that the Memorandum of the Company be altered as attached."

Certified a true copy this 6th day of November, 1984.

(Signature)

/s/

DAVID K. FRASER

(Relationship to Company)Solicitor

"COMPANY ACT"
(as altered by Special Resolution passed August 3, 1984

ALTERED MEMORANDUM

DRAGOON RESOURCES LTD.

I wish to be formed into a Company with limited liability under the "Company Act" in pursuance of this Memorandum.

1.

The name of the Company is DRAGOON RESOURCES LTD.

2.

The authorized capital of the Company consists of Ten Million (10,000,000) Common shares without par value

FORM 21

(Section 371)

REGISTRAR OF COMPANIES

FOR THE PROVINCE OF BRITISH COLUMBIA

PROVINCE OF BRITISH COLUMBIA

Certificate of

Incorporation No. 197005

COMPANY ACT

SPECIAL RESOLUTION

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: DRAGOON RESOURCES LTD. Date resolution passed: JANUARY 11, 1988 Resolution:

"RESOLVED as a Special Resolution that the existing Articles of the Company be deleted in their entirety and that a new form of Articles as attached as Schedule "A" be adopted to the exclusion of and in substitution for the existing Articles of the Company."

CERTIFIED a true copy this 11th day of March, 1988.

ARTICLES

of

DRAGOON RESOURCES LTD. TABLE OF CONTENTS

PART ARTICLE

SUBJECT

INTERPRETATION

1.1.

Definition

Construction of Words

1.2.

Definitions same as Company Act

1.3.

Interpretation Act Rules of Construction apply

SHARES

2.1.

Member entitled to Certificate

2.2.

Replacement of Lost or Defaced Certificate

2.3.

Execution of Certificates

2.4.

Recognition of Trusts

ISSUE OF SHARES

3.1.

Directors Authorized

3.2.

Conditions of Allotment

3.3.

Commissions and Brokerage

3.4.

Conditions of Issue

SHARE REGISTERS

4.1.

Registers of Members, Transfers and Allotments

4.2.

Branch Registers of Members

4.3.

Closing of Register of Members

TRANSFER AND TRANSMISSION OF SHARES

5.1.

Transfer of Shares

5.2.

Execution of Instrument of Transfer

5.3.

Enquiry as to Title not Required

5.4.

Submission of Instruments of Transfer

5.5.

Transfer Fee

5.6.

Personal Representative Recognized on Death

5.7.

Death or Bankruptcy

5.8.

Persons in Representative Capacity

ALTERATION OF CAPITAL

6.1.

Increase of Authorized Capital

6.2.

Other Capital Alterations

6.3.

Creation, Variation and Abrogation of Special Rights and Restrictions

6.4.

Consent of Class Required

6.5.

Special Rights of Conversion

6.6.

Class Meetings of Members

PART ARTICLE

SUBJECT

PURCHASE AND REDEMPTION OF SHARES

7.1.

Company Authorized to Purchase or Redeem its Shares

7.2.

Selection of Shares to be Redeemed

7.3.

Purchased or Redeemed Shares Not Voted

BORROWING POWERS

8.1.

Powers of Directors

8.2.

Special Rights Attached to and Negotiability of Debt Obligations

8.3.

Register of Debentureholders

8.4.

Execution of Debt Obligations

8.5.

Register of Indebtedness

GENERAL MEETINGS

9.1.

Annual General Meetings

9.2.

Waiver of Annual General Meeting

9.3.

Classification of General Meetings

9.4,

Calling of Meetings

9.5.

Advance Notice for Election of Directors

9.6.

Notice of General Meeting

9.7.

Waiver or Reduction of Notice

9.8.

Notice of Special Business at General Meeting

PROCEEDINGS AT GENERAL MEETINGS

10.1.

Special Business

10.2.

Requirement of Quorum

10.3.

Quorum

10.4.

Lack of Quorum

10.5.

Chairman

10.6.

Alternate Chairman

10.7.

Adjournments

10.8.

Resolutions Need Not Be Seconded

10.9.

Decisions by Show of Hands or Poll

10.10.

Casting Vote

10.11.

Manner of Taking Poll

10.12.

Retention of Ballots Cast on a Poll

10.13.

Casting of Votes

10.14.

Ordinary Resolution Sufficient

VOTES OF MEMBERS

11.1.

Number of Votes Per Share or Member

11.2.

Votes of Persons in Representative Capacity

11.3.

Representative of a Corporate Member

11.4.

Votes by Joint Holders

11.5.

Votes by Committee for a Member

11.6.

Appointment of Proxyholders

11.7.

Execution of Form of Proxy

11.8.

Deposit of Proxy

11.9.

Validity of Proxy Note

11.10.

Revocation of Proxy

PART ARTICLE

SUBJECT

INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

19.1.

Indemnification of Directors

19.2.

Indemnification of Officers, Employees, Agents

19.3.

Indemnification not invalidated by non-compliance

19.4.

Company may Purchase Insurance

DIVIDENDS AND RESERVES

20.1.

Declaration of Dividends

20.2.

Declared Dividend Date

20.3.

Proportionate to Number of Shares Held

20.4.

Reserves

20.5.

Receipts from Joint Holders

20.6.

No Interest on Dividends

20.7.

Payment of Dividends

20.8.

Capitalization of Undistributed Surplus

DOCUMENTS, RECORDS AND REPORTS

21.1.

Documents to be Kept

21.2.

Accounts to be Kept

21.3.

Inspection of Accounts

21.4.

Financial Statements and Reports for General Meeting

21.5.

Financial Statements and Reports for Members

NOTICES

22.1.

Method of Giving Notice

22.2.

Notice to Joint Holder

22.3.

Notice to Personal Representative

22.4.

Persons to Receive Notice

RECORD DATES

23.1.

Record Date

23.2.

No Closure of Register of Members

SEAL

24.1.

Affixation of Seal to Documents

24.2.

Reproduction of Seal

24.3.

Official Seal for Other Jurisdictions

MECHANICAL REPRODUCTION OF SIGNATURES

25.1.

Instruments may be Mechanically Signed

25.2.

Definition of Instruments

PROHIBITIONS

26.1.

Number of Members and No Securities to be Offered to the Public

26.2.

Restriction on Transfer of Shares

WORRALL SCOTT AND PAGE

4

PROVINCE OF BRITISH COLUMBIA
COMPANY ACT

ARTICLES
of

DRAGOON RESOURCES LTD.

PART 1

INTERPRETATION

1.1.

In these Articles, unless there is something in the subject or context inconsistent therewith:

"Board" and "the Directors" or "the directors" mean the Directors, sole Director or alternate Director of the Company for the time being.

"Company Act" means the Company Act of the Province of British Columbia as from time to time enacted and all amendments thereto and statutory modifications thereof and includes the regulations made pursuant thereto.

“seal" means the common seal of the Company.

"month" means calendar month.

"registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

"personal representative" shall include executors, administrators, trustees in bankruptcy and duly constituted representatives in lunacy.

Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

Words importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing persons shall include corporations.

1.2.

The meaning of any words or phrases defined in the Company Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

1.3.

The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

PART 2
SHARES AND SHARE CERTIFICATES

 2.1. Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to the first named of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeem-able shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

2.2.

If a share certificate

(i)

is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

(i)

is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

(ii)

represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered and, upon payment of an amount determined from time to time by the Directors, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

2.3. Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed, lithographed, engraved or otherwise mechanically reproduced in accordance with these Articles.

2.4. Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

PART 3
ISSUE OF SHARES

3.1. Subject to Article 3.2 and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the registered holders of the shares of the Company for the time being issued, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration, as they, in their absolute discretion, may determine.

3.2. If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

3.3. Subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a'discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares, debentures, share rights, war-rants or debenture stock in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, debentures, share rights, warrants or debenture stock, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such shares, and if the Company is a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 98 per centum of the amount of the subscription price of such shares, debentures, share rights, warrants or debenture stock. The Company may also pay such brokerage as may be lawful.

3.4. No share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of the property or services for the purposes of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

PART 4
SHARE REGISTERS

4.1. The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.2. Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may from time to time deter-mine.

4.3.

The Company may at any time close its register of members upon resolution of the Directors. PART 5

TRANSFER AND TRANSMISSION OF SHARES

5.1. Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members thereof.

5.2. The signature of the registered holder of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered holder represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered holder or by any intermediate holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

 5.4. Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

5.5.

There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

 5.6. In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to obtain a grant of probate or letters of administration in British Columbia.

 5.7. Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited at the Company's registered office.

 5.8. Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Company Act requires or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute has the right either to be registered as a member in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

PART 6
ALTERATION OF CAPITAL

6.1.  The Company may by ordinary resolution filed with the Registrar amend its Memorandum to increase the authorized capital of the Company by:

(i)

creating shares with par value or shares without par value, or both;

(ii)

increasing the number of shares with par value or shares without par value, or both; or

(iii)

increasing the par value of a class of shares with par value, if no shares of that class are issued.

All new shares shall be subject to the same provisions with reference to transfers, transmissions and otherwise as the existing shares of the Company.

 6.2. The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to such extent, in such manner and with such consents of members holding a class of shares which is the subject of or affected by such alteration, as the Company Act provides.

6.3.  The Company may alter its Memorandum or these Articles

(i)

by special resolution, to create, define and attach special rights or restrictions to any shares, and

(ii) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.

 6.4. Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

 6.5. If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Company Act, the Superintendent of Brokers shall have consented to the resolution.

 6.6. Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.

PART 7
PURCHASE AND REDEMPTION OF SHARES

 7.1. Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

 7.2. If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

 7.3. Subject to the provisions of the Company Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of these shares.

PART 8

BORROWING POWERS

8.1.

The Directors may from time to time on behalf of the Company

(i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

(i)

issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and

(ii)

mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

 8.2. Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

 8.3. The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

 8.4. Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

 8.5. The Company shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.

PART 9
GENERAL MEETINGS

 9.1. Subject to any extensions of time permitted pursuant to the Company Act, the first annual general meeting of the Company shall be held within fifteen months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than thirteen months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors.

 9.2. If the Company is, or becomes, a company which is not a reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held.

9.3.

All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

 9.4. The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Company Act.

9.5.

If the Company is or becomes a reporting company, advance notice of any general meeting at which Directors are to be elected shall be published in the manner required by the Company Act.

 9.6. A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

 9.7. All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

 9.8. Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

PART 10

PROCEEDINGS AT GENERAL MEETINGS

10.1.

All business shall be deemed special business which is transacted at

(i)

an extraordinary general meeting other than the conduct of and voting at, such meeting; and

(ii)

an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Audi-tor, fixing or changing the number of directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles of the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.

 10.2. No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

 10.3. Save as herein otherwise provided, a quorum shall be two members or proxyholders representing two members, or one member and a proxyholder representing another member. The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

 10.4. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

 10.5. The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the Company, if any, shall be entitled to preside as chairman at every general meeting of the Company.

 10.6. If at any general meeting neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose some one of their number to be chairman or if all the Directors present decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose some other person in attendance, who need not be a member, to be chair-man.

 10.7. The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not advance notice, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

10.8.

No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

 10.9. Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

 10.10. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a member or proxyholder and this provision shall apply notwithstanding the Chairman is interested in the subject matter of the resolution.

 10.11. No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting upon which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

 10.12. Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company Act may provide.

10.13.

On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.14.

Unless the Company Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

PART 11
VOTES OF MEMBERS

11.1. Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxy-holder.

11.2. Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3. Any corporation not being a subsidiary which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

11.4. In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

11.5. A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

11.6. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7. A form of proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company.

11.8. A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting or such other time and place as is specified in the notice calling the meeting. In addition to any other method of depositing proxies provided for in these Articles, the Directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of membes and providing for particulars of such proxies to be sent to the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

 11.9. A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the-proxy was given before the vote is taken.

11.10.

Every proxy may be revoked by an instrument in writing

(i)

executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

(ii)

delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken.

or in any other manner provided by law.

PART 12

DIRECTORS

 12.1. The subscribers to the Memorandum of the Company are the first Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election of Directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

 12.2. The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

 12.3. A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Company Act, to become or act as a Director.

PART 13
ELECTION AND REMOVAL OF DIRECTORS

 13.1.    At each annual general meeting of the Company all the Directors shall retire and the members shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

13.2.   A retiring Director shall be eligible for re-election.

 13.3. Where the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

 13.4. If at any general meeting at which there should be an election of Directors, the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office.

13.5.

Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

 13.6. Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but not more than one-third of the number of Directors fixed pursuant to these Articles and in effect at the last general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

 13.7. Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

13.8.

The office of Director shall be vacated if the Director:

(i)

resigns his office by notice in writing delivered to the registered office of the Company; or

(ii)

is convicted of an indictable offence and the other Directors shall have resolved to remove him; or

(iii)

ceases to be qualified to act as a Director pursuant to the Company Act.

(iv)

13.9.

The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

PART 14
POWERS AND DUTIES OF DIRECTORS

 14.1. The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

 14.2. The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

PART 15
DISCLOSURE OF INTEREST OF DIRECTORS

 15.1. A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a Director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Company Act.

 15.2. A Director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Company Act, the foregoing prohibitions shall not apply to

(i)

any such contract or transaction relating to a loan, to the Company, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan;

(ii)

any contract or transaction made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a Director is a director;

(iii)

any contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Company or a subsidiary of the Company, or any contract, arrangement or transaction in which a Director is, directly or indirectly, interested if all the other Directors are also, directly or indirectly interested in the contract, arrangement or transaction;

(iv)

determining the remuneration of the Directors;

(v)

(i)

purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

(ii)

the indemnification of any Director by the Company.

These exceptions may from time to time be suspended or amended to any extent approved by the Company in general meeting and permitted by the Company Act, either generally or in respect of any particular contract or transaction or for any particular period.

 15.3. A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of Director for such period and on such terms (as-to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to this tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

 15.4. Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

 15.5. A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.

PART 16
PROCEEDINGS OF DIRECTORS

 16.1. The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

 16.2. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

 16.3. A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

 16.4. A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director (i) who is at the time not in the Province of British Columbia or (ii) if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of Directors at which such Director is appointed.

 16.5. Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and, unless the Director otherwise requires in writing to the Secretary, to his alternate Director of any meeting of Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

 16.6. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be a majority of the Directors or, if the number of Directors is fixed at one, shall be one Director.

 16.7. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

 16.8. Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

 16.9. A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

PART 17
EXECUTIVE AND OTHER COMMITTEES

 17.1. The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

 17.2. The Directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the member-ship of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

 173. The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

PART 18 OFFICERS

 18.1. The Directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

 18.2. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and their terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

 18.3. Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

PART 19
INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

 19.1. Subject to the provisions of the Company Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action-or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each Director of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

 19.2. Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition, the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director) and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

 19.3. The failure of a Director or officer of the Company to comply with the provisions of the Company Act or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

 19.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent or any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.

PART 20
DIVIDENDS AND RESERVE

 20.1. The Directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

20.2.

Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

20.3.

Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

20.4. The Directors may, before declaring any dividend, set aside out of the funds properly avail-able for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to divide.

20.5.

If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuses or other moneys payable in respect of the share.

20.6. No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

20.7. Any dividend, bonuses or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

20.8. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

PART 21
DOCUMENTS, RECORDS AND REPORTS

 21.1. The Company shall keep at its records office or at 'such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

 21.2. The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of the Company and to comply with the Company Act.

21.3.

Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

 21.4. The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company Act.

21.5. Every member shall be entitled to be furnished once gratis on. demand with a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.

PART 22 NOTICES

22.1. A notice, statement or report may be given or delivered by the Company to any member either by delivery to-him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

22.2. A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

22.3. A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

22.4. Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

PART 23
RECORD DATES

23.1. The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything else-where contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

23.2. Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

PART 24 SEAL

24.1. The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely,

(i)

any two Directors, or

(ii)

one of the Chairman of the Board, the President, the Managing Director, a Director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary- Treasurer, or

(iii)

if the Company shall have only one member, the President or the Secretary, or

(iv)

such person or persons as the Directors may from time to time by resolution appoint and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

24.2. To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

24.3. The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

PART 25
MECHANICAL REPRODUCTIONS OF SIGNATURES

25.1. The signature of any officer, Director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Company Act or by these Articles, may, if authorized by the Directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issue of such instrument.

25.2. The term "instrument" as used in Article 25.1. shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

PART 26
PROHIBITIONS

26.1. If the Company is, or becomes, a company which is not a reporting company, (i) the number of members for the time being of the Company, exclusive of persons who are for the time being in the employment of the Company and continue to be members after the termination of such employment, shall not exceed 50, and (ii) no securities issued by the Company shall be offered for sale to the public nor shall the public be invited to subscribe therefore.

26.2 If the Company is, or becomes a company which is not a reporting company, or a reporting company but does not have any of its securities listed for trading on any stock exchange wheresoever situate, or a reporting company and has not with respect to any of its securities filed a prospectus with the Superintendent of Brokers or any similar securities regulatory body and obtained a receipt therefore, then no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to any such proposed transfer.

Full Name(s), Resident Address(es) and Occupation(s) of Subscriber(s)
Signature:
Name:
Resident Address:

Occupation:

Signature:
Name:
Resident Address:

Occupation:

DATED the day of ,	19

WORRALL SCOTT AND PAGE

Cynthia G. Avelino, Director & Secretary

Seabridge Gold Inc.

I hereby certify that

CHOPPER MINES LTD

has this day been incorporated under the "Companies. Act."

GIVEN under my hand and Seal of  office at Victoria, Province of British Columbia, this  -14th- day September, one thousand nine

Hundred and seventy-nine

Certified true copy dated this 3i d day of

July, 2002

/s/

Cynthia G. Avelino, Director & Secretary Seabridge Gold Inc.

"COMPANY ACT"
(as altered by Special Resolution passed August 13, 1981

ALTERED MEMORANDUM

CHOPPER MINES LTD.

I wish to be formed into a Company with limited liability under the "Company Act" in pursuance of this Memorandum.

1.

The name of the Company is DRAGOON RESOURCES LTD.

2.

The authorized capital of the Company consists of Nine Million Nine Hundred and Ten Thousand (9,910,000) Common shares without par value.

ORIGINAL WAS

CERTIFIED TRUE COPIES

 SEP 14 1979

19__

/S/

COMPANIES ACT

for ASSISTANT DEPUTY REGISTRAR OF COMPANIES

FOR THE PROVINCE OF BRITISH COLUMBIA. -

M E M 0 R A N D U M

CHOPPER MINES LTD. Certified true copy dated this 3i d day of

July, 2002

/s/

Cynthia G. Avelino, Director & Secretary Seabridge Gold Inc.

I wish to be formed into a Company with limited liability under the "Companies Act" in pursuance of this Memorandum.

1.

The name of the Company is "CHOPPER MINES LTD.".

2.

The authorized capital of the Company consists of Ten Million (10,000,000) Common shares without par value.

3.

I agree to take the number of shares in the Company set opposite my name.

4.

Full Name, Resident Address

Number of Shares

and Occupation of Subscriber

Taken by Subscriber

DAVID K. FRASER

4183 Marguerite Street

Vancouver, B.C.

(Barrister & Solicitor)

Total Shares Taken

One (1) Common

DATED at Vancouver, British Columbia, this 11th day of September, 1979.

SEP291981
M. A. Torre de St. Jorr.

REGISTRAR OF COMPANIES

D

DIRECTORS RESOLUTION

The following Directors resolution was passed by the undermentioned Company on the date stated:

Name of Company:

CHOPPER MINES

Date resolution passed:

August 1,1981

[see note (a)]

Resolution:

"BE IT RESOLVED that the Company accept 90,000 escrow shares (Stuart J, Cameron as to 30,000; David P. Taylor as to 30,000 and James C. Szakacs as to 30,000) surrendered for cancellation and that the same be cancelled thereby reducing the Authorized Capital of the Company from 10,000,000 to 9,910,000 Common Shares and that the Memorandum be in the form annexed as a Schedule to this Resolution."

solicitor

(Relationship to Company)

„

[NOTE.

R.C. 62—o

(a)

Insert text of Directors resolution.

Certified true-copy dated this 3rd day of July, 2002

/s/

ARTICLES

Cynthia G. Avelino, Director & Secretary

of

Seabridge Gold Inc

CHOPPER MINES LTD.

TABLE OF CONTENTS

INTERPRETATION		Pg	ALTERATION OF CAPITAL		Pg
1.1	Definition	1	6.1	Increase of Authorized Capital	6
1.2	Definitions same as Companies Act	1	6.2	Other Capital Alterations	7
1.3	Resolution of the members	1	6.3	Creation, Variation and Abrogation of Special Rights and Restrictions	7
SHARES			6.4	Class Meetings of Members	7

2.1	Member entitled to Certificate	2	PURCHASE AND REDEMPTION OF SHARES
2.2	Replacement of Lost or Defaced Certificate	2	7.1	Company Authorized to Purchase or Redeem its Shares	8
1.1	Recognition of Trusts	2	7.2	Redemption of Shares	8
1.2	Fractional Shares	3	7.3	Sale of purchased or redeemed shares	8
1.3	Execution of Certificates	3
1.4	Company not to give financial assistance	3
ISSUE OF SHARES			BORROWING POWERS
3.1 Directors Authorized		3	8.1	Powers of Directors	8
3.2	Conditions of Allotment	3	8.2	Register of Debentureholders	8
3.3	Commissions and Brokerage	4	8.3	Execution of Debt Obligations	9
3.4 Conditions of Issue		4	8.4	Register of Indebtedness	9
SHARE REGISTERS
4.1	Registers of Members,		GENERAL MEETINGS
Transfers and Allotments		4	9.1	Anual General Meetings	9
4.2 Branch Registers of Members		4	9.2	Classification of General Meetings	9
4.3	No Closing of Register of Members	5	9.3	Calling of Meetings	10
TRANSFER AND TRANSMISSION OF SHARES			9.4	Advance Notice for Election of Directors	10
5.1 Transfer of Shares		5	9.5	Notice for General Meeting	10
5.2	Execution of Instrument of Transfer	5	9.6 Notice of Special Business at General Meeting		10
5.3	Personal Representative	6	9.7	Waiver or Reduction of Notice	10
Recognized on Death			PROCEEDINGS AT GENERAL MEETINGS
5.4	Persons in Representative Capacity	6	10.1	Special Business	10
5.5	Death or Bankruptcy	6	10.2	Quorum	11
			10.3	Lack of Quorum cont'd.	11

PROCEEDINGS AT GENERAL MEETINGS, Cont'd.
10.4 Chairman	11
10.5 Alternate Chairman	11
10.6 Adjournments	12
10.7 Decisions by Show of Hands
or Poll	12
10.8 Resolution Need not be
Seconded	12
10.9 Casting Vote	12
10.10 Manner of Taking Poll	12
10.11 Retention of Ballots Cast on a Poll	12
VOTES OF MEMBERS
11.1 Number of Votes Per Share or Member	13
11.2 Representative of a
Corporate Member	13
11.3 Votes by Joint Holders	13
11.4 Votes by Committee for a Member 13
11.5 Casting of Votes by Poll	13
11.6 Appointment of Proxyholders	13
11.7 Execution of Form of Proxy	14
11.8 Deposit of Proxy	14
11.9 Form of Proxy	14
11.10 Validity of Proxy Vote	14

DIRECTORS
12.1 Number of Directors	15
12.2 Deemed Director	15
12.3 Remuneration and Expenses
of Directors	15
12.4 Qualification of Directors	16
ELECTION AND REMOVAL OF DIRECTORS
13.1 Term not to Exceed Five Years	16
13.2 Removal Prior to Expiration
of Term	16
13.3 Eligibility of Retiring Director	16
13.4 Continuance of Directors	16
13.5 Election of Less than Required Number of Directors	17
13.6 Filling a Casual Vacancy	17
13.7 Additional Directors	17
13.8 Alternate Directors	17
13.9 Removal of Directors	17
13.10 Disqualification of Directors	17

POWERS AND DUTIES OF DIRECTORS
14.1 Management of Affairs and
Business	17
14.2 Appointment of Attorney	18
14.3 Directors shall cause
Company to Comply with Act	18
DISCLOSURE OF INTEREST OF DIRECTORS
15.1 Disclosure of Conflicting Interest	18
15.2 Voting and Quorum re Proposed Contract	18
15.3 Director May Hold Office or
Place of Profit with Company 19
15.4 Director Acting in
Professional Capacity	19
15.5 Director Receiving Remunera-
tion from Other Interests	19
PROCEEDINGS OF DIRECTORS
16.1 Chairman and Alternate	19
16.2 Meetings - Procedure	19
16.3 Meetings by Conference	19
Telephone
16.4 Notice of Meeting	20
16.5 Waiver of Notice of Meetings	20
16.6 Quorum	20
16.7 Continuing Directors may Act
During Vacancy	20
16.8 Validity of Acts of Directors	21
16.9 Resolution in Writing Effective	21
STANDING AND EXECUTIVE COMMITTEES
17.1 Appointment of Standing
Committee	21
17.2 Appointment of Executive
Committee	22
17.3 Procedure at Meetings	22
OFFICERS
18.1 President & Secretary Required	22
18.2 Persons Holding More Than
One Office and Remuneration	22
18.3 Disclosure of Conflicting
Interest	23
18.4 Officers to Comply with Act

INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES
19.1	Liability of Directors and
	Officers	23
19.2	Indemnification of Directors	23
19.3	Indemnification of Officers,
	Employees, Agents	24
19.4	Directors may Rely on State-
	ments of Officers and Auditor	24
19.5	Company May Purchase Insurance	24
19.6	Indemnity to Secure Directors	24
DIVIDENDS AND RESERVES		25
20.1	Declaration of Dividends
20.2	Declared Dividend Date	25
20.3	Proportionate to Number
	of Shares Held	25
20.4	Reserves	25
20.5	Receipts from Joint Holders	26
20.6	No Interest on Dividends	26
20.7	Payment of Dividends	26
SEAL 21.1	Affixation of Seal to Documents	26
21.2	Mechanical Reproduction of
	Signatures	27
21.3	Official Seal for Other
	Jurisdictions	27
DOCUMENTS, RECORDS AND REPORTS		27
22.1	Documents to be Kept
22.2	Accounts to be Kept	27
22.4)	Financial Statements and Reports	27
NOTICES		28
23.1 Method of Giving Notice
23.2 Notice to Joint Holder		28
23.3 Notice to Personal Representative		28
23.4 Persons to Receive Notice		28
PROHIBITIONS		28
24.1(i) On Transfer of Shares
24.1(ii) No Securities to be Offered		29
to the Public
RECORD DATES		29
25.1 Directors may Fix
25.2 If Not Fixed		29

ORIGINAL WAS

"COMPANIES ACT"

ARTICLES

Of

CHOPPER MINES LTD.

PART 1

INTERPRETATION

1.1

In these Articles, unless there shall be something in the subject or context inconsistent therewith:

"Board" and "the Directors" mean the Directors of the Company for the time being.

"Companies Act" means the Companies Act of the Province of British Columbia as from time to time enacted and all amendments thereto and includes the regulations made pursuant thereto.

"the Seal" means the common seal of the Company. "month" means calendar month.

Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

Words importing the singular include the plural and vice versa; and words importing male persons include female persons and corporations.

1.2

Subject to Article 1.1 hereof, any words or phrases defined in the Companies Act shall, if they are not inconsistent with the subject or context, bear the same meaning in these Articles.

1.3

Unless the Companies Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

5/77

-2-PART 2 SHARES

2.1

Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him and containing the statements required by the Companies Act; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificates may be sent through the post by registered prepaid mail to the member entitled thereto, and the Company shall not be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the post or stolen.

2.2

If a share certificate

(a)

is worn out or defaced, the Directors may, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and may issue a new certificate in lieu thereof;

(b)

is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate, or;

(c)

©represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

Such sum, not exceeding the amount permitted by the Companies Act, as the Directors may from time to time fix, shall be paid to the Company for each certificate issued under this Article.

2.3

Except as required by law or statute or these Articles, no person shall be recognized by the Company'as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

2.4

Notwithstanding the provisions of the Companies Act, the Directors may in their absolute discretion modify the rights as between members so as to consolidate fractional shares into whole shares or to cancel such fractional shares.

2.5

Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

2.6

Save as permitted by the Companies Act, the Company shall not give financial assistance by means of a loan, guarantee, the provision of security or otherwise for the purpose of or in connection with the purchase of or subscription by any person for shares or debt obligations issued by the Company or an affiliate of the Company or upon the security, in whole or in part, of a pledge or other charge upon the shares or debt obligations issued by the Company or an affiliate of the Company.

PART 3 ISSUE OF SHARES

3.1

Subject to Article 3.2 and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of all shares (whether in the original or any increased capital of the Company) shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, allot or otherwise dispose of, and/or grant options on, shares authorized but not yet issued at such times and to such persons (including Directors) and in such manner and upon such terms and conditions, and at such price or for such consideration, as they, in their absolute discretion, may determine.

3.2

If the Company is or becomes, a company which is not a reporting company and the Directors are required by the Companies Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Companies Act.

3.3

The Company, or the Directors on behalf of the Company, may as permitted by the Companies Act pay or allow a commission or discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed twenty-five percent (25%) of the subscription price of such shares, or an amount equivalent to such percentage. The Company may also pay such brokerage as may be lawful.

3.4

No share may be issued until it is fully paid by the receipt by the Company of the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purpose of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the trans-action, the fair market value thereof.

PART 4 SHARE REGISTERS

4.1

The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members and the register of transfers and the register of allotments for each class of share. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said register of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be.

4.2

Subject to the provisions of the Companies Act, the Company shall be entitled to cause to be kept one or more branch registers of members at such place or places within or without the Province of British Columbia as the Directors may from time to time determine.

4.3

The Directors may fix in advance a date not more than forty-nine (49) days preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid. In no event shall the Company close its register of members.

PART 5

TRANSFER AND TRANSMISSION OF SHARES

5.1

Subject to any provisions of these Articles that may be applicable, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any shares of the Company shall be in the form, if any, on the back of the Company's share certificates or in such form as the Directors may approve. Except to the extent that the Companies Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2

The signature of the registered owner of any shares or of his duly authorized attorney upon any form of transfer approved by the Directors shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the person, firm or corporation named in the form of transfer as transferee or, if no person, firm or corporation is named therein as transferee, then in the name of the person, firm or corporation in whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered, all the shares comprised in the said certificate or so many thereof as the form of transfer shall state are to be transferred. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person, firm or corporation named in the form of transfer as transferee, or, if no person, firm or corporation is named therein as transferee, of the person, firm or corporation in whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner of the certificate or of any of the shares represented thereby for registering the transfer, and the transfer, when registered, shall confer upon the person, firm or corporation in whose name the shares have been registered a valid title to such shares. Notwithstanding the foregoing, the Company and any Director, officer or agent thereof may decline to recognize any instrument of transfer unless it is accompanied by the certificate of the shares to which it relates and such other evidence as the Directors or any such officer or agent may reasonably require to show the right of the transferor to make the transfer and unless the instrument of transfer relates to only one class of share.

5.3

In the case of the death of a member, the survivor or survivors where the deceased was a joint holder, and the personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares.

5.4

Any person becoming entitled to shares in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Companies Act requires and as may from time to time be reasonably required by the Directors, have the right either to be registered as a member in respect of the shares, or, if he is a personal representative, instead of being registered himself, to make such transfer of the shares as the deceased person could have made; but the Directors shall, in either case, have the same right, if any, to decline or suspend registration as they would have in the case of a transfer of the shares by the deceased or bankrupt person before the death or bankruptcy.

5.5

Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares of the deceased or bankrupt member if the documents required by the Companies Act shall have been deposited at the Company's registered office.

PART 6 ALTERATION OF CAPITAL

6.1

The Company may by ordinary resolution filed with the Registrar amend its Memorandum to increase the share capital of the Company by:

(a)

creating shares with par value or shares without par value, or both;

(b)

increasing the number of shares, with par value or shares without par value, or both; or

(c)

(a)

©increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2

The Company may alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, change the designation of or to cancel, all or any of its shares to such extent, in such manner and with such consents of members holding a class of shares which is the subject of or affected by such alteration as the Companies Act provides.

6.3

The Company may alter the Memorandum or these Articles

(a)

by special resolution, to create, define and attach special rights or restrictions to any shares; and

(b)

by special resolution and by otherwise complying with any applicable provision of the Memorandum or these Articles, to vary or abrogate the special rights and restrictions attached to any shares and by filing such resolution with the Registrar, but no right or special right or restriction attached to any issued shares shall be prejudiced or interfered with unless members holding shares of each class whose right or special right or restriction is so prejudiced or interfered with shall consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths of such members present and entitled to vote, or such greater majority as may be specified by the special rights attached to the class of shares of the issued shares of such class. Notwithstanding such consent in writing or such resolution, no such alteration, other than a cancellation of shares, shall be valid as to any part of the issued shares of any class unless either the holders of the rest of the issued shares of such class all consent thereto in writing or unless the same is approved by a resolution passed by the votes of members holding three-fourths of such shares. If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Companies Act, the British Columbia Securities Commission shall have consented to the resolution.

6.4

Unless these Articles elsewhere specifically otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.

-8-PART 7

PURCHASE AND REDEMPTION OF SHARES

7.1

Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with the Companies Act, purchase any of its shares pursuant to an offer made to and accepted by the holders thereof at the price and upon the terms specified in such resolution, but no such purchase shall be made if the Company is insolvent at the time of the proposed purchase or the proposed purchase would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Companies Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class to be purchased.

7.2

If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to any class of shares, decide the manner in which the shares to be redeemed shall be selected.

7.3

The shares so purchased or redeemed by the Company may be sold by it, but the Company shall not exercise any vote in respect of these shares nor shall any dividend be paid thereon while they are held by the Company.

PART 8
BORROWING POWERS

8.1

The Directors may from time to time exercise all the powers of the Company to borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit, and to issue bonds, debentures and other securities either outright or as security for any liability or obligation of the Company or any other person, and to mortgage, charge or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future). Any bonds, debentures or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, conversion, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assign-able free from equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

8.2

The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Companies Act a register of its debentures and debentureholders and, subject to the provisions of the Companies Act, may keep or cause to be kept one or more branch registers of the holders of its debentures, within or without the Province of British Columbia as the Directors may from time to time determine and the Directors may by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.3

Every bond, debenture or other security of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other security appointed by the Company or under any instrument under which the bond, debenture or other security is issued and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a bond, debenture or other security so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other security to hold at the date of the issue thereof.

8.4

If the Company is or becomes a reporting company it shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or every associate of any of them in accordance with the provisions of the Companies Act.

PART 9
GENERAL MEETINGS

9.1

Subject to the provisions of the Companies Act, the first annual general meeting shall be held within fifteen (15) months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than thirteen (13) months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors. In default of the annual general meeting being so held, the meeting may be called by any member in the same manner as nearly as possible as that in which meetings are, to be called by the Directors. If the Company is or becomes a company which is not a reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be trans-acted at the meeting, the meeting need not be held.

9.2

All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

 9.3 The Directors may, whenever they think fit, convene an extra-ordinary general meeting. An extraordinary general meeting may also be convened if requisitioned in accordance with the Companies Act, by the Directors or, if not convened by the Directors, by the requisitionists as provided in the Companies Act.

9.4

If the Company is or becomes a reporting company, advance notice shall be published in the manner required by the Companies Act of any general meeting at which Directors are to be elected.

9.5

A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Companies Act and in manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by any member, shall not invalidate the proceedings at that meeting.

9.6

Subject to the provisions of the Companies Act, where any special business at a general meeting includes considering, approving, ratifying or authorizing any document or the execution thereof, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members during usual business hours at the registered office or records office of the Company or at some other place designated in the notice.

9.7

All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due covening of the meeting.

PART 10
PROCEEDINGS AT GENERAL MEETINGS

10.1 acted at	All business shall be deemed special business which is trans-
(a)	an extraordinary general meeting, and
(b)	an annual general meeting, with the exception of the consideration of the financial statements, the respective reports of the Directors and Auditors, changing the number of Directors, approval of a motion to elect two or more Directors by a single resolution, the election of Directors, the appointment of Auditors, the fixing of the remuneration of the Auditors and such business as by these Articles or the Companies Act may be transacted at a general meeting without prior notice thereof being given to the members.

10.2

No business shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the time when the meeting proceeds to business, but the quorum need not be present throughout the meeting; save as herein otherwise provided, a quorum shall be two persons present and being, or representing by proxy, members holding not less than one-tenth of the shares which may be voted at the meeting. If there is only one member entitled to vote at a general meeting, the quorum is one person present and being, or representing by proxy, such member. The Directors shall be entitled to attend at any general meeting, but no Director shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member, proxyholder or representative of a corporation entitled to vote thereat.

10.3

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, those persons present and being or representing by proxy, members entitled to attend and vote at the meeting shall be a quorum.

10.4

The Directors may by resolution appoint a person, who need not be a Director, officer or member of the Company to preside as Chairman at every general meeting of the Company. Failing such an appointment, the Chairman of the Board, if any, or in his absence the President of the Company shall preside as Chairman at every general meeting of the Company.

10.5

If at any meeting none of, the person appointed-by the Directors to preside as Chairman, the Chairman of the Board or the President, is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as Chairman, the Directors present shall choose some one of their number to be Chairman or if all the Directors present decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose one of their number to be Chairman.

10.6

The Chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

10.7

At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by at least one member or proxyholder of a member entitled to attend, and, unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

10.8

No resolution proposed at a meeting need be seconded and the Chairman of any meeting shall be entitled to move or second a resolution.

10.9

In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.

10.10

A poll demanded on the election of a Chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken at such time and place within fourteen (14) days and in such manner as the Chairman of the meeting directs and the result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. The demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the Chairman made in good faith shall be final and conclusive.

10.11

Every ballot cast upon a poll and every proxy appointing a proxyholder who cast a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Companies Act may provide.

PART 11 VOTES OF MEMBERS

11.1

Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint holders of shares, on a show of hands every individual who is present as a member or as a proxyholder of a member shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

11.2

Any corporation, other than a subsidiary, which is a member of the Company may by resolution of its Directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or separate meeting of the holders of a class of shares of the Company. The person so authorized shall be entitled to exercise, in person or by proxy, at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company and shall be counted for the purpose of forming a quorum if present at the meeting. Notice of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

11.3

In the case of joint holders the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint holders.

11.4

A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any Court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that Court, and any such committee, curator bonis, or other person may appoint a proxyholder.

11.5

On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

 11.6 A member shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote.

11.7

The instrument appointing a proxyholder shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer. A proxyholder need not be a member of the Company.

11.8

An instrument appointing a proxyholder and the power of attorney, if any, under which it is signed or a notarially certified copy thereof shall be deposited with the Secretary prior to the commencement of the meeting. Notwithstanding the foregoing, the Directors may from time to time by resolution make regulations providing for the lodging of instruments appointing a proxyholder at any place or places and within the time or times not exceeding forty-eight (48) hours (excluding Saturdays, Sundays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of members and permitting particulars of such instruments to be sent to the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages and providing that instruments appointing a proxyholder so lodged may be acted upon as though the instruments themselves were produced to the Chairman of the meeting or adjourned meeting as required by this Article and votes given in accordance with proxies deposited under such regulations shall be valid and shall be counted.

11.9

Unless the Companies Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy appointing a proxyholder, whether for a specified meeting or otherwise, shall be in the form following, or in any other form that the Directors shall approve:

The undersigned, being a member of the above named Company, hereby appoints of

or

failing him

of

as proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the annual (extraordinary) general meeting of the Company to be held on the day of

and at any adjournment thereof.

Dated.

(Signature of Member)

11.10

A vote given in accordance with a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or the authority under which the instrument of proxy was executed, provided that no notification in writing of the death, incapacity or revocation has been received at the registered office of the Company or by the Chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

PART ]2 DIRECTORS

12.1

The subscribers to the memorandum are the first Directors.

The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers of the memorandum and the number of Directors shall be the same as the number of Directors so appointed. The number of Directors may be changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but shall never be less than one (1) or, if the Company is or becomes a reporting company, three (3).

12.2

In the event of the death of a shareholder and if there is no Director or shareholder surviving him, the Executor named in the deceased shareholder's Will, notwithstanding any provision to the contrary in said Will, or the person or persons entitled to apply for Letters of Administration (Administrator) where no Executor is so named, shall be deemed, subject to his or their consent, to be a Director or Directors of the Company forthwith on. the death of said shareholder and Article 12.1 of these Articles shall be deemed to provide that the number of Directors of the Company be one or the number of Executors or Administrators as the case may be if more than one.

12.3

The remuneration of the Directors as such may from time to time be determined by the members, unless by ordinary resolution the Directors are authorized to determine their remuneration. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they may incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.4

No Director shall be required to hold a share in the capital of the Company as qualification for his office but shall be qualified to become or act as a Director as required by the Companies Act. Each Director so long as he shall be a Director is deemed to have agreed to be bound by the provisions of these Articles. The Board of Directors shall comply with any residence or other requirements contained in the Companies act.

PART 13
ELECTION AND REMOVAL OF DIRECTORS

 13.1 The Directors may be appointed for a term not exceeding five (5) years, or such other term as may be determined by the Company at an annual general meeting.

13.2

Where a Director is appointed for a term exceeding one (1) year, the Company may at any annual general meeting by ordinary resolution remove any such Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead. Whenever a Director is removed pursuant to this Article, and so long as another person is not appointed in his place, the number of Directors shall be decreased by one.

13.3

A retiring Director shall be eligible for re-election.

 13.4 Where in any calendar year the Company fails to hold an Annual General Meeting in accordance with the Companies Act, the Directors then in office whose terms expire on the last day on which the Annual General Meeting could have been held, shall be deemed to have been elected or appointed as Directors on that day pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next Annual General Meeting is held.

13.5

If at any General Meeting at which there should be an election of Directors, the position of any of the retiring Directors is not filled, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed by these Articles until further new Directors are elected at a general meeting convened for the purpose. If the number of retiring Directors so requested and willing to continue in office Is insufficient to complete the number of Directors for the time being fixed by these Articles, such number shall be reduced accordingly.

13.6

Any casual vacancy occurring in the Board of Directors may be filled by the Directors.

13.7

Between successive Annual General Meetings the Directors shall have power to appoint one or more additional Directors but the number of additional Directors shall not at any time exceed one-third of the number of Directors elected or appointed at the Annual General Meeting last held. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting, and so long as he is an additional Director the number of Directors shall be increased by one.

13.8

Any Director may by instrument in writing delivered to the Company appoint any person, who is approved by the Directors to be his alternate to act in his place at meetings of the Directors at which he is not present. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

13.9

The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

13.10

The office of Director shall be vacated if the Director:

(a)

By notice in writing to the Company at its registered office resigns his office; or

(b)

Is convicted of an indictable offence and the other Directors shall resolve to remove him; or

(c)

©Ceases to be qualified to act as a Director pursuant to the Companies act; or

(d)

Is removed by ordinary or special resolution as provided for by these Articles.

PART 14

POWERS AND DUTIES OF DIRECTORS

14.1

The Directors shall manage, or supervise the management of,

-1.8-

the affairs and business of the Company and may exercise all such powers of the Company as are not by the Companies Act, or by these Articles, required to be exercised by the Company in general meeting, but subject nevertheless to the provisions of all laws affecting the Company and of these Articles and to any regulations not being inconsistent with these Articles which shall from time to time be made by the Company in general meeting, whether previous notice thereof has been given or not; but no regulation made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that regulation had not been made.

14.2

The Directors may from time to time, and at any time, by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may from time to time think fit, and any such appointment may (if the Directors think fit) be made in favour of any of the Directors or any of the members or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation or firm, or otherwise in favour of any fluctuating body of persons, whether nominated directly or indirectly by the Directors, and any such powers of attorney may contain such provisions for the protection or convenience of persons dealing with such attorneys as the Directors think fit. Any such attorneys may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in them.

14.3

The Directors shall cause the Company to comply with the provisions of the Companies Act from time to time in force.

PART 15
DISCLOSURE OF INTEREST OF DIRECTORS

15.1

A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, whether directly or indirectly, a duty or interest might be created in conflict with his duty or interest as a Director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Companies Act.

15.2

A Director shall not vote in respect of any contract or

transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. This Article 15.2 and Article 15.1 shall not apply in those circumstances where a Director is, under the Companies Act, deemed not to be interested in a proposed contract or transaction.

15.3

A Director may hold any office or place of profit under the Company (other than, if the Company is or becomes a reporting company, the office of auditor of the Company) in conjunction with his office of Director for such period and on such terms (as to remuneration or other-wise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Companies Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall for such reasons be liable to be voided.

15.4

Subject to compliance with the provisions of the Companies

Act, a Director may act by himself or his firm in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

15.5

A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Companies Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company otherwise directs.

PART 16 PROCEEDINGS OF DIRECTORS

16.1

The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose one of their number to be chairman of the meeting.

16.2

The Directors may meet together for the dispatch of business,

adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Regular meetings of the Board may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

16.3

A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephone or other communications facilities by means of which all persons participating in the meeting can hear each other and provided that all such persons agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

16.4

A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. Notice of such meeting specifying the place, day and hour of such meeting shall be mailed, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company at least forty-eight (48) hours before the time fixed for the meeting, or such notice shall be given to each Director and alternate Director either personally or by leaving it at his usual business or residential. address or by telephone, telegram, telex or other method of transmitting legibly recorded messages, at least twenty-four (24) hours before such time. It shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director immediately following a general meeting at which such Director shall have been elected or of the meeting of Directors at which such Director shall have been appointed.

16.5

Any Director of the Company may file with the Secretary a writing executed by him waiving notice of any meeting or meetings of the Directors being sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver and until such waiver is withdrawn no notice need be given to such Director of any meeting of Directors and all meetings of the Directors so held (provided a quorum of the Directors be present) shall be valid and binding upon the Company.

16.6

The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be a majority of the Board of Directors or, if the number of Directors is fixed at one, shall be one Director.

16.7

The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by the Directors or these Articles as the necessary quorum of Directors, the continuing 'Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

16.8

Subject to the provisions of the Companies Act, all acts done by any meeting of the directors or of a Committee of Directors, or by any person acting as a Director, shall notwithstanding that it be after-wards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such Committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

16.9

A resolution consented to in writing, or by telegram, telex or any method of transmitting legibly recorded messages by all of the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. Such resolution may be in two or more counterparts each signed by one or more Directors and the signed resolution or counterparts shall be deemed to constitute one resolution in writing and shall be filed with the minutes of the proceedings of the Directors.

PART 17
STANDING AND EXECUTIVE COMMITTEES

17.1

The Directors may by resolution appoint one or more Standing Committees consisting of such member or members of their body as they think fit and may delegate to any such Standing Committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any such Standing Committee or in any Executive Committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all Committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to any such Standing Committees except as to acts done before such revocation or overriding and to revoke the appointment or change the membership of a Standing Committee and to fill vacancies in it. Standing Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a Standing Committee shall constitute a quorum thereof.

17.2

The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any Standing Committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its trans-actions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

17.3

A Standing Committee or an Executive Committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the Committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A Resolution approved in writing by all the members of a Standing Committee or an Executive Committee shall be as valid and effectual as if it had been passed at a meeting of such Committee duly called and constituted.

PART 18 OFFICERS

18.1

The Directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may, at any time, revoke any such appointment without prejudice however to any contractual rights of such officer.

18.2

One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director must be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be deter-mined by the Directors; such remuneration may be by way of salary, fees, wages or commission or participation in profits or any or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform his functions specified in the Companies Act.

18.3

Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

18.4

Every officer of the Company shall comply with the provisions of the Companies Act, the memorandum of the Company and these Articles.

PART 19

INDEMNITY AND PROTECTION OF
DIRECTORS, OFFICERS AND EMPLOYEES

19.1

Subject to the Companies Act, a director or other officer of the Company is not liable for:

(a)

any act, receipt, neglect, or default of any other director or officer;

(b)

loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any monies, securities or effects are deposited;

(c)

©loss or damage arising or happening to the Company through the insufficiency or deficiency of any security in or upon which assets of the Company may be invested;

(d)

any loss occasioned by any error or oversight on his part; or

(e)

any loss, damage or misfortune whatsoever happening in the execution of the duties of his office or in relation thereto,

unless it happens through his own dishonesty.

19.2

Subject to the provisions of the Companies Act, the Company shall indemnify a Director or former Director of the Company and a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. The result of any action suit or proceeding does not create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Company, or that the person did not have reasonable grounds to believe that his conduct was lawful. The Company will apply to a Court of competent jurisdiction for all approvals of the Court which may be required to make this Article effective and enforceable. Each Director on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.3

Subject to the provisions of the Companies Act, the Directors may indemnify every officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition the Directors shall indemnify the Secretary or an Assistant Secretary of the Company and his respective heirs and legal representatives against all costs charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary. Each Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.4

The Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the Auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

19.5

The Directors may cause the Company to purchase-and maintain insurance for the benefit of any person who is or was serving as a Director, officer or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.

19.6

If the Directors or any of them, or any other persons become personally liable for the payment of any sum for which the Company is primarily liable, the Directors may, subject to the provisions of the Companies Act, execute or cause to be executed any mortgage, charge or security over or affecting all or any part of the assets of the Company by way of indemnity to secure the Directors or persons so becoming liable as aforesaid from loss in respect of such liability.

PART 20
DIVIDENDS AND RESERVE

20.1

The Directors may declare such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to the distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

20.2

Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

20.3

Subject to the rights of persons (if any) entitled to shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

20.4

The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application such funds may, at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same to reserve, carry forward such funds, which they think prudent not to divide.

20.5

If several persons are registered as joint holders of any share, any one of them may give effectual receipts for any dividend, bonuses or other monies payable in respect of the shares.

20.6

No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

20.7

Any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register, or to such person or to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation.

PART 21 SEAL

21.1

The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely,

(a)

any two Directors, or

(b)

the Chairman of the Board, the President, the Managing Director, a Director or a Vice-President and the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary or an Assistant Secretary-Treasurer, or

(c)

©if the Company is not a reporting company, the President alone, or

(d)

for the purpose of certifying under seal true copies of any document or resolution, any one of the persons specified in (b) above, or

(e)

(e) such person or persons as the Directors may from time to time by resolution appoint, and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument.

21.2

To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Companies Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary or an Assistant Secretary-Treasurer may by writing authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal as if it had actually been affixed thereto.

21.3

The Company may have for use in any other province, state, territory or country, an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Companies Act with respect thereto may be exercised by the Directors or by an agent of the Company duly appointed by the Company by deed or other instrument.

PART 22

DOCUMENTS, RECORDS AND REPORTS

 22.1 The Company shall keep at its records office or at such other place as the Companies Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Companies Act to keep at its records office or such other place.

22.2

The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of the Company and to comply with the Companies Act.

 22.3 The Directors shall from time to time cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Companies Act.

22.4

Every member shall be entitled to be furnished once gratis on demand with a copy of the last annual financial statement of the Company and, if so required by the Companies Act, a copy of each such annual financial statement shall be mailed to each member as provided in the Companies Act.

PART 23 NOTICES

 23.1 A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by post to him to his address as recorded in the Register of Members, or such other address as directed by the member.

23.2

A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

23.3

A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post prepaid addressed to them by name or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death or bankruptcy had not occurred.

23.4

Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

PART 24 PROHIBITIONS

24.1

So long as the Company is a company which is not a reporting company:

(i) no shares shall be transferred without the previous consent of the Directors expressed by a resolution passed by the Board or by an instrument ob instruments in writing signed by a majority of the Directors, and

(ii) any invitation to the public to subscribe for any shares, bonds, debentures or other securities of the Company shall be prohibited.

PART 25 RECORD DATES

25.1

The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Companies Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

25.2

Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

FULL NAME(S), ADDRESS(ES) AND

)

NUMBER (AND KIND) (AND CLASS)

OCCUPATION(S) OF SUBSCRIBER(S)

)

OF SHARES TAKEN BY SUBSCRIBER(S)

)

)

)

)

)

/s/

   )

DAVID K. FRASER

)

One (1) Common

4183 Marguerite Street

)

Vancouver, B.C.

)

(Barrister & Solicitor)

)

)

)

)

)

)

)

)

)

)

)

)

Total Shares Taken

)

)

)

One (1) Common

DATED at Vancouver, B.C., this 11th day of September 1979